Important Notice Regarding Change in ETF Name, Investment Objective,

Index Name and Related Matters

SPDR® Series Trust

Supplement Dated March 1, 2019 to the Prospectus, Summary Prospectus and

the Statement of Additional Information (“SAI”)

each dated October 31, 2018, as may be supplemented from time to time

SPDR® ICE BofAML Crossover Corporate Bond ETF

(the “Fund”)

Effective April 1, 2019 (the “Effective Date”), the Fund’s name, investment objective, benchmark index, principal investment strategy and management fee will change. Accordingly, as of the Effective Date:

1.

All references to the Fund’s name and benchmark index in the Prospectus, Summary Prospectus and SAI (except for the benchmark index in the Average Annual Total Returns Table in the Prospectus and Summary Prospectus) are deleted and replaced as follows:

Current		Effective April 1, 2019
ETF Name	Benchmark Index	ETF Name	Benchmark Index
SPDR ICE BofAML Crossover Corporate Bond ETF	ICE BofAML US Diversified Crossover Corporate Index	SPDR ICE BofAML Broad High Yield Bond ETF	ICE BofAML US High Yield Index

2.	The Fund’s Investment Objective on page 132 of the Prospectus and page 1 of the Summary Prospectus is deleted and replaced with the following:

The SPDR ICE BofAML Broad High Yield Bond ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the broad U.S. corporate high yield market.

3.

The Fund’s management fee is reduced from 0.40% to 0.15% of the Fund’s average daily net assets. As a result, references in the Prospectus, Summary Prospectus and SAI to the Fund’s management fee are revised accordingly. In addition, the fee table and example table in the “FEES AND EXPENSES OF THE FUND” section on page 132 of the Prospectus and page 1 of the Summary Prospectus are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.15%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.15%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$15	$48	$85	$192

4.

The third paragraph in the section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 132 of the Prospectus and page 2 of the Summary Prospectus is deleted and replaced with the following:

The Index is designed to measure the performance of U.S. dollar denominated below investment grade (commonly referred to as “junk”) corporate debt publicly issued in the U.S. domestic market. The Index includes securities rated below investment grade (based on an average of Moody’s Investors Service, Inc., Fitch, Inc., and Standard & Poor’s Financial Services, LLC) with at least 18 months remaining to final maturity at the time of issuance and at least one year remaining term to final maturity as of the Index’s rebalancing date. In addition, individual securities of qualifying issuers must have a fixed coupon schedule and a minimum amount outstanding of $250 million. Qualifying corporate issuers must have risk exposure to an FX G10 or Western European country, or a territory of the United States or a Western European country. As of September 30, 2018, the FX-G10 includes all Eurozone members, the United States, Japan, the United Kingdom, Canada, Australia, New Zealand, Switzerland, Norway and Sweden.

The Index is market capitalization weighted, and is rebalanced on the last calendar day of the month based on information available up to and including the third business day before the last business day of the month. As of December 31, 2018, a significant portion of the Fund comprised companies in industrial sector, although this may change from time to time. As of December 31, 2018, there were approximately 1,838 securities in the Index and the modified adjusted duration of securities in the Index was approximately 4.43 years.

5.

The “Financial Sector Risk” discussion beginning on page 134 of the Prospectus and page 3 of the Summary Prospectus is deleted. In addition, the risk chart in the “ADDITIONAL RISK INFORMATION” section beginning on page 140 of the Prospectus is updated to reflect that “Financial Sector Risk” is no longer a principal risk of the Fund.

6.

In connection with the change to the Fund’s name, the Fund has adopted a non-fundamental policy with respect to investments in securities suggested by its name. Accordingly, the following is added to the “INVESTMENT RESTRICTIONS” section beginning on page 26 of the SAI:

The SPDR ICE BofAML Broad High Yield Bond ETF will not, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in bonds that are rated below investment grade. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

03012019SUP18